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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549


                            -----------------
                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934.

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 1998

                          SITE TECHNOLOGIES, INC.
                        (FORMERLY DELTAPOINT, INC.)
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                     COMMISSION FILE NUMBER 001-11741


                CALIFORNIA                            77-0216760
     (STATE OR OTHER JURISDICTION OF                (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)               IDENTIFICATION NUMBER)

         380 EL PUEBLO ROAD                              95066
       SCOTTS VALLEY, CALIFORNIA                      (ZIP CODE)
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 461-3017

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ITEM 5.     OTHER EVENTS

      On January 16, 1998, the shareholders of DeltaPoint, Inc. (the "Company") approved an amendment of the Company's Articles of Incorporation to change the Company's name to "Site Technologies, Inc." The Company has been doing business as Site Technologies, Inc. since October 1997 when the Board of Directors of the Company (the "Board") unanimously adopted a resolution approving the change in the Company's name, subject to shareholder approval. On January 20, 1998, the Company amended its Articles of Incorporation to effect the name change.

      On January 21, 1998, the Company began trading under its new symbol "SITE" on the OTC Bulletin Board.

      On January 23, 1998, the Company began trading under its new symbol "SYT" on the Pacific Exchange.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DELTAPOINT, INC.


                                           By:   /s/ Jeffrey F. Ait
                                              ----------------------------
                                              Jeffrey F. Ait
                                              Chief Executive Officer
                                              and Chief Financial Officer